SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: April 29, 1999
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 1999-2)
               (Exact name of registrant as specified in charter)

 Delaware                     333-43167                 13-3408713
--------------------------------------------------------------------------------
(State or other juris-       (Commission                 (I.R.S. Employer
diction of organization)      File Nos.)                 Identification No.)


909 Third Avenue, New York, New York            10043
------------------------------------            -----
(Address of principal executive offices)       (Zip Code)


Registrant's Telephone Number, including area code (212) 559-9583

--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 2.        Acquisition or Disposition of Assets.


                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1999-2
                    -----------------------------------------

                                 April 29, 1999

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                     --------------------------------------
                          AND THE MORTGAGED PROPERTIES(1)
                        ---------------------------------

         On April 29, 1999, Citicorp Mortgage Securities, Inc. ("CMSI") transferred to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before April 1, 1999) as of April 1, 1999 of $250,969,852.06. The Mortgage Loans were delivered in exchange for the CitiCertificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the CitiCertificates will be made by State Street Bank and Trust Company, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $12,548,492.60. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

         The total number of Mortgage Loans as of April 1, 1999 was 703. The weighted average Note Rate of the Mortgage Loans as of April 1, 1999 was 7.061%. The weighted average remaining term to stated maturity of the Mortgage Loans as of April 1, 1999 was 351.18 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to January 1, 1988 or after April 1, 1999.

         None of the Mortgage Loans has a scheduled maturity later than April 1, 2029. Each Mortgage Loan has an original principal balance of not less than $141,800 nor more than $1,000,000. Mortgage Loans having an aggregate Adjusted Balance of $13,733,020 as of April 1, 1999 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of April 1, 1999 was 71.0%. No more than $2,333,763 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 97%(2) of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the


--------
    (1) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus Supplement dated April 20, 1999 and the Prospectus, dated April 20, 1999 (collectively, the "Prospectus"), relating to the REMIC Pass-Through Certificates, Series 1999-2.

    (2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

borrower ("Mortgagor"). The sole basis for such determination is either (a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary residence, or (b) that the address of the underlying property is the Mortgagor's mailing address as reflected in Originator's records. No more than 1% of the Mortgage Loans are secured by investment properties.

         At least 98% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 62% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Loan Underwriting Policies and Loss and Delinquency Considerations" in the Prospectus.

         All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

         Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates (NNRs) less than 6.500%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 6.500%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $11,186,062.88 and $239,783,789.18, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.518% and 7.087%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 356.81 months and 350.92 months, respectively.

         The Special Hazard Loss Amount as of April 1, 1999 was $2,509,698.52.

         The Fraud Loss Amount as of April 1, 1999 was $2,509,698.52.

         The Bankruptcy Loss Amount as of April 1, 1999 was $100,000.00.

         The aggregate Initial Stated Amount of the Class A CitiCertificates as of April 1, 1999 was $240,303,262.04.

         The aggregate Initial Stated Amount of the Class M CitiCertificates as of April 1, 1999 was $5,270,000.00.

         The aggregate Initial Stated Amount of the Class B-1 CitiCertificates as of April 1, 1999 was $2,133,000.00.

         The aggregate Initial Stated Amount of the Class B-2 CitiCertificates as of April 1, 1999 was $1,129,000.00.

         The aggregate Initial Stated Amount of the Class B-3 CitiCertificates as of April 1, 1999 was $879,000.00.

         The aggregate Initial Stated Amount of the Class B-4 CitiCertificates as of April 1, 1999 was $627,000.00.

         The aggregate Initial Stated Amount of the Class B-5 CitiCertificates as of April 1, 1999 was $628,590.02.

         The Subordinated CitiCertificate Percentage is 4.250147949025.*

         The Class M Subordination Percentage is 2.150294139198%.*

         The Class B-1 Subordination Percentage is 1.300391259433%.*

         The Class B-2 Subordination Percentage is 0.850536429965%.*

         The Class B-3 Subordination Percentage is 0.500295158838%.*

         The Class B-4 Subordination Percentage is 0.250464354519%.*




---------------------
    * Equal to the Initial Stated Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.

         The following tables set forth information regarding the Mortgage Loans as of April 1, 1999.

                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                               Number of             Aggregate Principal
Year Originated                 Loans               Balances Outstanding
---------------                ---------            --------------------

    1988                          2                         $    805,448
    1990                          1                              589,181
    1991                          2                              523,413
    1992                          3                              624,913
    1993                          2                              816,007
    1994                          7                            2,195,770
    1995                         28                            9,643,048
    1996                         35                           11,381,092
    1997                         48                           16,806,104
    1998                         54                           19,292,534
    1999                        521                          188,292,342
                                ---                         ------------

    Total                       703                         $250,969,852
                                ===                         ============



                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                               Number of             Aggregate Principal
Dwelling Unit                          Loans               Balances Outstanding
-------------                         ---------            --------------------

Detached houses                         652                        $233,582,056
Multi-family Dwellings*                  11                           4,300,165
Townhouses                                7                           2,106,246
Condominium Units (one to
four stories high)                       17                           5,300,160
Condominium Units (over four
stories high)                            11                           3,603,347
Cooperative Units                         5                           2,077,878
                                        ---                        ------------

Total                                   703                        $250,969,852
                                        ===                        ============


------------------
* Multi-family dwellings are 2-family and 3-family

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of              Aggregate Principal
Dwelling Unit                      Loans                Balances Outstanding
-------------                     ---------             --------------------

1-family                            692                        $246,669,687
2-family                              9                           3,473,595
3-family                              2                             826,570
                                    ---                        ------------

Total                               703                        $250,969,852
                                    ===                        ============



                             SIZES OF MORTGAGE LOANS

Outstanding Principal                   Number of           Aggregate Principal
Balance by Loan Size                      Loans            Balances Outstanding
---------------------                   ---------          --------------------

$149,999 and Under                         3                      $     416,839
$150,000 through $199,999                  1                            194,857
$200,000 through $249,999                 41                          9,924,994
$250,000 through $299,999                245                         67,457,161
$300,000 through $349,999                137                         44,432,542
$350,000 through $399,999                112                         42,291,142
$400,000 through $449,999                 63                         26,759,771
$450,000 through $499,999                 28                         13,218,562
$500,000 through $549,999                 18                          9,385,413
$550,000 through $599,999                 16                          9,153,215
$600,000 through $649,999                 15                          9,521,478
$650,000 through $699,999                 14                          9,614,647
$700,000 through $749,999                  1                            733,358
$750,000 through $799,999                  0                                  0
$800,000 through $849,999                  3                          2,443,429
$850,000 through $899,999                  3                          2,576,821
$900,000 through $949,999                  2                          1,846,261
$950,000 through $999,999                  1                            999,362
                                         ---                       ------------

Total                                    703                       $250,969,852
                                         ===                       ============


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



                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                      Number of               Aggregate Principal
Note Rate                            Loans                Balances Outstanding
-------------                      ---------              --------------------

6.125% - 6.50%                        20                       $  6,555,708
6.51% - 7.00%                        383                        135,217,726
7.01% - 7.50%                        282                        101,945,431
7.51% - 8.00%                         17                          6,251,625
8.01% - 8.25%                          1                            999,362
                                     ---                       ------------

Total                                703                       $250,969,852
                                     ===                       ============




                        DISTRIBUTION OF MORTGAGE LOANS BY
                       LOAN-TO-VALUE RATIOS AT ORIGINATION

                              Number of                     Aggregate Principal
Loan-to-Value Ratio            Loans                       Balances Outstanding
-------------------           ---------                    --------------------

65.00% and Below                151                             $ 57,776,772
65.01% - 75.00%                 256                               93,576,646
75.01% - 80.00%                 247                               85,883,414
80.01% - 85.00%                  10                                2,743,017
85.01% - 90.00%                  33                                9,392,423
90.01% - 95.00%                   6                                1,597,580
                                ---                             ------------

Total                           703                             $250,969,852
                                ===                             ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                 Number of                  Aggregate Principal
State                             Loans                    Balances Outstanding
-----                            ---------                 --------------------

Alabama                              7                           $  2,462,591
Arizona                             10                              4,011,268
Arkansas                             4                              1,126,950
California                         348                            128,814,293
Colorado                            14                              4,639,549
Connecticut                         17                              6,897,313
District of Columbia                 5                              1,890,417
Florida                             11                              3,069,931
Georgia                             23                              7,485,463
Illinois                            19                              6,565,438
Indiana                              1                                374,693
Iowa                                 1                                269,518
Kansas                               1                                237,856
Kentucky                             1                                246,654
Louisiana                            1                                437,238
Maine                                1                                426,650
Maryland                            20                              7,332,504
Massachusetts                       19                              7,390,152
Michigan                             8                              2,532,004
Minnesota                            5                              1,973,146
Mississippi                          1                                269,680
Missouri                             7                              2,359,074
New Jersey                          24                              7,037,214
New Mexico                           3                                995,300
New York                            62                             20,881,098
North Carolina                      12                              4,562,800
Ohio                                 3                              1,058,711
Oregon                               4                              1,322,162
Pennsylvania                         2                                519,418
South Carolina                       7                              2,200,048
Tennessee                            7                              2,464,066
Texas                               16                              5,656,276
Utah                                 2                                697,505
Virginia                            18                              6,230,490
Washington                          16                              5,590,849
Wisconsin                            2                                672,733
Wyoming                              1                                268,800
                                   ---                           ------------

Total                              703                           $250,969,852
                                   ===                           ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Kathleen Tillwitz
                                               ----------------------
                                                    Kathleen Tillwitz
                                                    Vice President


Dated: April 29, 1999



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